October 2, 1997

                                        PROFIT FUNDS INVESTMENT TRUST

                                              PROFIT VALUE FUND


                               Supplement to the Prospectus, Dated May 30, 1997
                                        as supplemented July 31, 1997


         The Trustees of Profit Funds Investment Trust (the "Trust") have voted to authorize the assumption by Investor Resources Group ("IRG"), the investment manager of Profit Value Fund (the "Fund"), a series of the Trust, of the investment subadvisory responsibilities currently being performed by the Fund's investment subadviser, The Edgar Lomax Company. Such change becomes effective at the close of business on October 31, 1997.

         Under the Fund's current arrangements, the Fund pays IRG a fee at the annual rate of 1.25% of the average value of the Fund's daily net assets. IRG has, to date, reimbursed the Fund for expenses incurred to the extent necessary to enable the Fund to maintain total operating expenses at a maximum level of 1.95% per annum of the Fund's average daily net assets. There is no assurance, however, that such reimbursement will continue to be made in the future and expenses of the Fund may therefore exceed 1.95% of the Fund's average daily net assets.

         Under the Fund's current arrangements, IRG pays Lomax an investment subadvisory fee at the annual rate of 0.50% of the average value of the Fund's daily net assets. Effective as of the close of business on October 31, 1997, IRG will no longer pay Lomax and, as such, will retain the full 1.25% of the average value of the Fund's daily net assets.

         Eugene A. Profit, President and founder of IRG, will serve as the Fund's portfolio manager. Mr. Profit receive his B.A. degree in economics from Yale College in 1986. Prior to founding IRG, Mr. Profit's experience in the financial service industry included positions as a stockbroker with Securities America and Legg Mason Wood Walker. He is licensed as a general securities principal.

         IRG has informed the Trustees that it intends to manage the Fund's portfolio in a substantially similar manner to that currently employed by Lomax in its management. The Fund's investment objective, policies and restrictions remain unchanged.


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